Exhibit 10.1

EXECUTION VERSION

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT, is made and entered into as of April 15, 2008 (this “Forbearance Agreement”), by and among (a) the lenders identified on the signature pages hereof (such lenders, such lenders together with the other financial institutions party to the Credit Agreement referred to below and each of their respective successors and permitted assigns, are referred to hereinafter each individually as, a “Lender” and collectively as, the “Lenders”), (b) General Electric Capital Corporation (“GE Capital”), as US administrative agent for the Lenders and Issuing Banks (as defined in the Credit Agreement (as defined below)) (“US Administrative Agent”) and GE Canada Finance Holding Company (“GE Canada”), as Canadian Administrative Agent for the Lenders and Issuing Banks (“Canadian Administrative Agent”, and, together with the US Administrative Agent, the “Administrative Agents”), and (c) Linens ‘n Things, Inc. (“LNT”) and Linens ‘N Things, Center, Inc. (“LNT Center” and, together with LNT, the “US Borrowers”, and each individually, a “US Borrower”), Linens ‘N Things Canada Corp. (the “Canadian Borrower”, and, together with the US Borrowers, the “Borrowers”), Linens Holding Co. (“Holdings”), and the Subsidiary Guarantors (as defined in the Credit Agreement (as defined below)).  All capitalized terms used herein without definition shall have the same meanings herein as in the Credit Agreement (as defined below).

WHEREAS, the Borrowers, Holdings, the Subsidiary Guarantors, the Lenders, the Issuing Banks and the Administrative Agents are party to that certain Credit Agreement, dated as of October 24, 2007 (as amended, restated, amended and restated, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon the terms and conditions set forth therein, agreed to make certain financial accommodations for the benefit of the Borrowers;

WHEREAS, the Borrowers have informed the Administrative Agents and the Lenders that on April 15, 2008, the Borrowers failed to make the interest payment due on such date under the Senior Notes (such circumstances, excluding any further events or actions, the “Missed Payment”);

WHEREAS, each of the Borrowers acknowledges that the Missed Payment constitutes a Default (the “Specified Default”) under the Credit Agreement;

WHEREAS, each of the Borrowers acknowledges and agrees that the Specified Default has occurred and is continuing as of the date hereof, and has not been cured or waived;

WHEREAS, the Administrative Agents and Lenders have not expressly or impliedly waived the Specified Default, and as a result of the occurrence of the Specified Default, in the absence of an agreement to the contrary, the Administrative Agents and Lenders have the right, among other things, to determine not to make any Credit Extensions under Section 2.02 or issue Letters of Credit under Section 2.18 of the Credit Agreement;

WHEREAS, at the request of the Borrowers, the Administrative Agents and the undersigned Lenders have agreed to forbear, for a limited period, (a) from exercising their rights and remedies under the Credit Agreement and the Loan Documents relating to the Specified Default and (b) continue to make Credit Extensions, but only on the terms and conditions set forth herein; and

WHEREAS, this Forbearance Agreement constitutes a Loan Document and these Recitals shall be construed as a part of this Forbearance Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Forbearance Agreement.  Subject to the terms, and in consideration of and reliance upon, the agreements of the Borrowers and the Guarantors contained herein, the Administrative Agents and the undersigned Lenders hereby agree to forbear from (i) exercising their rights and remedies relating to the Specified Default and (ii) exercising their right to determine not to make any Credit Extension based on the existence of the Specified Default, in each case, during (but only during) the period (the “Forbearance Period”) commencing as of the date hereof and until that date (the “Forbearance Termination Date”) which is the earliest to occur of (a) May 13, 2008, (b) the occurrence of any other Default or Event of Default, other than the Specified Default, (c) the failure after the date hereof of the Borrowers, any Guarantor or any of their respective Subsidiaries, to comply with any of the terms of this Forbearance Agreement, (d) the date that the Borrowers, any Guarantor or any of their respective Subsidiaries, or any affiliate of the Borrowers, any Guarantor or any of their respective Subsidiaries, or any person or entity claiming by or through either the Borrowers, any Guarantor or any of their respective Subsidiaries joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against any Lender, the Administrative Agents or any affiliate of any of them, relating to the Obligations or any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Forbearance Agreement or any other documents, agreements or instruments executed in connection with this Forbearance Agreement and (e) the date on which Excess Availability is less than $50,000,000.  Such forbearance shall automatically, and without action, notice, demand or any other occurrence, expire on and as of the Forbearance Termination Date.  Except as expressly provided above in this Section 1, each of the Lenders and the Administrative Agents reserves the right to exercise all of its rights and remedies under the Credit Agreement and the other Loan Documents.  Upon the Forbearance Termination Date, the Lenders and the Administrative Agents shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies under or in respect of the Credit Agreement and the other Loan Documents and applicable law, including without limitation, those credit termination, acceleration, enforcement and other rights and remedies arising by virtue of the occurrence of the Specified Default and each of the Borrowers and Guarantors hereby waives notice thereof.

2.                                      Other Defaults.  The forbearance set forth in Section 1 shall apply only to the Specified Default.  No forbearance with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby.

3.                                      Ratification of Existing Agreements.  Each Loan Party, individually and on behalf of its respective Subsidiaries, hereby adopts again, ratifies and confirms in all respects all of the Obligations, all of its respective obligations to the Lenders and the Administrative Agents arising under the Credit Agreement, the Guarantees, the Security Documents, the other Loan Documents and all of its respective obligations to the Lenders and the Administrative Agents arising under any other instrument or agreement creating, evidencing or securing any of the Obligations.  Each Loan Party, individually and on behalf of its respective Subsidiaries, acknowledges the validity of the liens granted in favor of the Administrative Agents, for the benefit of the Secured Parties, pursuant to the Security Documents and the other Loan Documents.

4.                                      Representations and Warranties.  Each Loan Party, individually and on behalf of its respective Subsidiaries, hereby represents and warrants to the Lenders and the Administrative Agents as follows:

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(a)                                  The execution and delivery by such Person of this Forbearance Agreement and the performance by such Person of its respective obligations and agreements under this Forbearance Agreement are within the corporate authority of such Person, have been duly authorized by all necessary corporate proceedings on behalf of such Person, and do not and will not contravene any provision of law, statute, rule or regulation to which such Person is subject or its respective charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Person.

(b)                                 Each of this Forbearance Agreement, the Credit Agreement and the other Loan Documents to which such Person is a party constitutes the legal, valid and binding obligation of such Person, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights.

(c)                                  No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by such Person of this Forbearance Agreement.

(d)                                 The representations and warranties contained in Article III of the Credit Agreement, the representations and warranties contained in the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, the other Loan Documents, this Forbearance Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrowers, the Guarantors or their respective Subsidiaries, and to the extent that such representations and warranties relate expressly to an earlier date.

(e)                                  Each such Person has performed and complied in all material respects with all terms and conditions herein and in the Credit Agreement and the other Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default (other than the Specified Default).

5.                                      Conditions to Effectiveness.  Each Loan Party, individually and on behalf of its respective Subsidiaries, hereby agrees that the provisions of this Forbearance Agreement and the agreement of the Lenders and the Administrative Agents to forbear from exercising its rights and remedies under the Credit Agreement and the other Loan Documents as set forth in Section 1 hereof shall become effective (the “Forbearance Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a)                                  The Borrowers, each Guarantor and the Required Lenders shall have executed and delivered to the Administrative Agents this Forbearance Agreement.

(b)                                 There shall not exist any Default or Event of Default (other than the Specified Default).

(c)                                  The Borrowers shall have paid the fees set forth in the fee letter, dated as of the date hereof, between the Borrowers and the Administrative Agents.

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(d)                                 The Borrowers shall have paid all other fees and expenses of the Administrative Agents in connection with the preparation of this Forbearance Agreement and the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel to the Administrative Agents to the extent invoices have been delivered to the Borrowers.

6.                                      Release.  Each Loan Party, individually and on behalf of its respective Subsidiaries, hereby remises, releases, acquits, satisfies and forever discharges the Lenders, the Administrative Agents, and their respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders or the Administrative Agents, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Lenders, the Administrative Agents, their respective agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Lenders or the Administrative Agents (“Releasees”), for, upon or by reason of any matter, cause or thing whatsoever arising from, in connection with or in relation to the Credit Agreement or any of the other Loan Documents (including this Forbearance Agreement) through the date hereof.  Without limiting the generality of the foregoing, each Loan Party waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights such Person does, shall or may have as of the date hereof, including, but not limited to, the rights to contest any conduct of the Lenders, Administrative Agents or other Releasees on or prior to the date hereof.

7.                                      No Waiver.  Except as otherwise expressly provided for in this Forbearance Agreement, nothing contained in this Forbearance Agreement shall extend to or affect in any way any of the rights or obligations of the Borrowers, the Guarantors and their respective Subsidiaries or the Lenders and Administrative Agents’ obligations, rights and remedies arising under the Loan Documents.  Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Each of the Loan Parties, individually and on behalf of its respective Subsidiaries, hereby agrees that the Lenders and the Administrative Agents shall not be deemed to have waived any or all of its remedies with respect to any Specified Default or any other Default or Event of Default existing on the date hereof or arising hereafter.

8.                                      Miscellaneous.

(a)                                  This Forbearance Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

(b)                                 This Forbearance Agreement shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Forbearance Agreement (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and secured by the collateral security for the Obligations.

(c)                                  Failure to comply with any of the covenants and agreements contained in this Forbearance Agreement shall constitute an immediate Event of Default under the Credit Agreement.

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(d)                                 Wherever possible, each provision of this Forbearance Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Forbearance Agreement shall be prohibited by or rendered invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Forbearance Agreement.

(e)                                  This Forbearance Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Forbearance Agreement by facsimile or electronic communication shall be effective as delivery of a manually executed counterpart of this Forbearance Agreement.  In proving this Forbearance Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this Forbearance Agreement as of the date first above written.

US BORROWERS:
LINENS ‘N THINGS, INC.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LINENS ‘N THINGS CENTER, INC.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

CANADIAN BORROWER:
LINENS ‘N THINGS CANADA CORP.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

Signature Page to Forbearance Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as US Administrative Agent and Lender

By:	/s/ MARK J. FORTI
Name:	Mark J. Forti
Title:	Managing Director

GE CANADA FINANCE HOLDING COMPANY,
as Canadian Administrative Agent and Lender

By:	/s/ COLIN WOODYARD
Name:	Colin Woodyard
Its:	Duly Authorized Signatory

Signature Page to Forbearance Agreement

Wells Fargo Foothill Canada ULC, as a Lender

By:	/s/ MATTHEW N. WILLIAMS
Name: Matthew N. Williams
Title: Vice President

Signature Page to Forbearance Agreement

Wells Fargo Retail Finance, LLC, as a Lender

By:	/s/ MATTHEW N. WILLIAMS
Name: Matthew N. Williams
Title: Vice President

Signature Page to Forbearance Agreement

Bank of America, NA, as a Lender

By:	/s/ ANDREW CERUSSI
Name: Andrew Cerussi
Title: Vice President

By:
Name:
Title:

Signature Page to Forbearance Agreement

Bank of America, N.A.,
(Canada branch)
as a Lender

By:	/s/ MEDINA SALES DE ANDRADE
Name: Medina Sales de Andrade
Title: Vice President

Signature Page to Forbearance Agreement

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ DEBRA PUTZER
Name: Debra Putzer
Title: Senior Vice President

By:
Name:
Title:

Signature Page to Forbearance Agreement

CIT FINANCIAL LTD., as a Lender

By:	/s/ EVAN BENNITT
Name: Evan Bennitt
Title: Vice President

By:	/s/ RICHARD KINLOUGH
Name: Richard Kinlough
Title: Managing Director

Signature Page to Forbearance Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ RICHARD L. TAVROW
Name: Richard L. Tavrow
Title: Director

By:	/s/ DAVID B. JULIE
Name: David B. Julie
Title: Associate Director

UBS AG CANADA BRANCH, as a Lender

By:	/s/ RICHARD L. TAVROW
Name: Richard L. Tavrow
Title: Director

By:	/s/ MARY E. EVANS
Name: Mary E. Evans
Title: Associate Director

Signature Page to Forbearance Agreement

Wachovia Bank, National Association, as a Lender

By:	/s/ SANG KIM
Name: Sang Kim
Title: Vice President

Signature Page to Forbearance Agreement

UPS CAPITAL CORPORATION, as a Lender

By:	/s/ JOHN P. HOLLOWAY
Name: John P. Holloway
Title: Director of Portfolio Management

By:
Name:
Title:

Signature Page to Forbearance Agreement

Webster Business Credit Corp., as a Lender

By:	/s/ CYNTHIA J. TONUCCI
Name: Cynthia J. Tonucci
Title: Vice President

Signature Page to Forbearance Agreement

GE Business Financial Services Inc.
(formerly known as Merrill Lynch Business
Financial Services Inc.)

By:	/s/ MARK J. FORTI
Name: Mark J. Forti
Title: Duly Authorized Signatory

Signature Page to Forbearance Agreement

Bear Stearns Corporate Lending., as a Lender

By:	/s/ LINDA A. CARPER
Name: Linda A. Carper
Title: Vice President

Signature Page to Forbearance Agreement

Each of the undersigned Guarantors hereby consent to the foregoing Forbearance Agreement, joins the above Forbearance Agreement for the sole purpose of consenting to and being bound by the provisions of Sections 3 and 6 hereof, and ratifies and confirms its obligations under that certain Guarantee pursuant to Article VII of the Credit Agreement to the Administrative Agents, for the benefit of the Administrative Agents and the Secured Parties.

HOLDINGS:
LINENS HOLDING CO.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

SUBSIDIARY GUARANTORS:

BLOOMINGTON MN., L.T., INC.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LNT, INC.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LNT SERVICES, INC.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LNT WEST, INC.

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

Signature Page to Forbearance Agreement

VENDOR FINANCE, LLC

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LNT LEASING II, LLC

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LNT VIRGINIA LLC

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LNT MERCHANDISING COMPANY LLC

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LNT LEASING III, LLC

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

CITADEL LNT, LLC

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

Signature Page to Forbearance Agreement

LINENS ‘N THINGS INVESTMENT CANADA I COMPANY

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LINENS ‘N THINGS INVESTMENT CANADA II COMPANY

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

LINENS ‘N THINGS CANADA LIMITED PARTNERSHIP

By:	Linens ‘N Things Investment Canada II
Company, its general partner

By:	/s/ ROBERT J. DINICOLA
Name:
Title:

Signature Page to Forbearance Agreement